POWER OF ATTORNEY

The undersigned trustee of Centaur Mutual Funds Trust, a Delaware statutory trust (the “Trust”), hereby revokes all previous appointments and constitutes and appoints Carol J. Highsmith and Emily Brumley, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2024.

/s/ James H. Speed, Jr.

James H. Speed, Jr.

POWER OF ATTORNEY

The undersigned trustee of Centaur Mutual Funds Trust, a Delaware statutory trust (the “Trust”), hereby revokes all previous appointments and constitutes and appoints Carol J. Highsmith and Emily Brumley, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2024.

/s/ Thomas G. Douglass

Thomas G. Douglass

POWER OF ATTORNEY

The undersigned officer of Centaur Mutual Funds Trust, a Delaware statutory trust (the “Trust”), hereby revokes all previous appointments and constitutes and appoints Carol J. Highsmith and Emily Brumley, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2024.

/s/ Glenn A. Grossman

Glenn A. Grossman

President and Principal Executive Officer

POWER OF ATTORNEY

The undersigned officer of Centaur Mutual Funds Trust, a Delaware statutory trust (the “Trust”), hereby revokes all previous appointments and constitutes and appoints Carol J. Highsmith and Emily Brumley, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2024.

/s/ Zachary P. Richmond

Zachary P. Richmond

Treasurer and Principal Financial Officer